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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTIONS 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 16, 2007


                          SUN-TIMES MEDIA GROUP, INC.
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


               1-14164                                  95-3518892
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       (Commission File Number)            (I.R.S. Employer Identification No.)


         350 NORTH ORLEANS, 10-S
            CHICAGO, ILLINOIS                               60654
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(Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code:   (312) 321-2299
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                                      N/A
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             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF
              DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS CERTAIN OFFICERS.

              On February 16, 2007, Gregory A. Stoklosa, Vice President and Chief Financial Officer of Sun-Times Media Group, Inc. (the "Company"), resigned from his position with the Company, effective immediately, to pursue other interests.

              Effective February 19, 2007, the Board of Directors of the Company appointed Thomas L. Kram, the Company's Corporate Controller and Chief Accounting Officer, as the Company's Acting Chief Financial Officer, to serve as such until the Company files its Annual Report on Form 10-K for the year ended December 31, 2006 with the Securities and Exchange Commission.

              Mr. Kram, 47, has served as the Company's Controller and Chief Accounting Officer since July 2004. Prior to that, he served as Vice President, Controller of Budget Group, Inc. from July 1997 through December 2003.

              Effective February 19, 2007, the Board of Directors of the Company appointed William Barker III as Senior Vice President, Finance of the Company. Mr. Barker will assume the duties of Chief Financial Officer of the Company after the Company files its Annual Report on Form 10-K for the year ended December 31, 2006 with the Securities and Exchange Commission.

              Prior to joining the Company, Mr. Barker, 48, had served as Vice President, Finance and Strategy for the Gatorade unit of PepsiCo, Inc. since September 2001.

              In connection with his appointment, the Company and Mr. Barker have agreed to certain financial terms regarding Mr. Barker's appointment. Mr. Barker will be entitled to receive a base annual salary of $310,000 and will receive a signing bonus of $100,000. Mr. Barker will be eligible to earn an annual cash bonus with a target amount equal to 75% of his base annual salary and a maximum amount equal to two times his base annual salary. In addition, Mr. Barker will be eligible to receive long term incentive compensation in an amount up to 75% of his base annual salary, with half of such compensation in the form of restricted stock of the Company, which stock will vest over a four-year period and half of such compensation in the form of a performance-based cash award with a maximum cash award equal to two times his base annual salary.

              If Mr. Barker's employment by the Company is terminated in connection with a change of control of the Company, he will be entitled to receive an amount equal to two times his base annual salary plus two times his target annual bonus for the year in which his employment is terminated. If Mr. Barker's employment is terminated by the Company without cause, he will be entitled to receive an amount equal to one times his base annual salary and his target bonus for the year in which his employment is terminated. The Company and Mr. Barker intend in the near future to formalize these terms in an employment letter.

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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          SUN-TIMES MEDIA GROUP, INC.
                                              (Registrant)



Date:  February 23, 2007                  By: /s/ James D. McDonough
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                                              Name:   James D. McDonough
                                              Title:  Vice President, General
                                                      Counsel and Secretary